Exhibit 4.1

Execution Copy

THE LEXINGTON MASTER LIMITED PARTNERSHIP,

Issuer,

LEXINGTON REALTY TRUST,

Parent Guarantor,

CERTAIN SUBSIDIARIES OF LEXINGTON REALTY TRUST,

Subsidiary Guarantors,

and

U.S. BANK NATIONAL ASSOCIATION,

Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of June 19, 2007

5.45% Exchangeable Guaranteed Notes due 2027

THIRD SUPPLEMENTAL INDENTURE

THIS THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), is entered into as of June 19, 2007, among THE LEXINGTON MASTER LIMITED PARTNERSHIP, a Delaware limited partnership (the “Issuer”), LEXINGTON REALTY TRUST, a Maryland real estate investment trust (the “Parent Guarantor”), CERTAIN SUBSIDIARIES OF THE PARENT GUARANTOR SIGNATORIES HERETO (including subsidiaries of the Parent Guarantor subsequently becoming guarantors, the “Subsidiary Guarantors” and, together with the Parent Guarantor, the “Guarantors”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, as Trustee hereunder (the “Trustee”), having its Corporate Trust Office at 100 Wall Street, Suite 1600, New York, New York 10005.

WHEREAS, the Issuer, the Parent Guarantor, the Subsidiary Guarantors and the Trustee entered into that certain Indenture dated as of January 29, 2007 (the “Original Indenture”), relating to the Issuer’s unsecured debt securities authenticated and delivered under the Original Indenture;

WHEREAS, pursuant to Section 301 of the Original Indenture, the Issuer, the Guarantors and the Trustee established the terms of a series of Securities entitled the “5.45% Exchangeable Guaranteed Notes due 2027” of the Issuer in respect of which the Parent Guarantor and the Subsidiary Guarantors are guarantors (the “Notes”) pursuant to that First Supplemental Indenture dated as of January 29, 2007 among the Issuer, the Parent Guarantor, the Subsidiary Guarantors and the Trustee (the “First Supplemental Indenture”);

WHEREAS, pursuant to Section 2.02 of the First Supplemental Indenture and Section 303 of the Original Indenture, the Issuer, the Guarantors and the Trustee increased the aggregate principal amount of the Notes by the issuing of Additional Notes pursuant to that Second Supplemental Indenture dated as of March 9, 2007 among the Issuer, the Parent Guarantor, the Subsidiary Guarantors and the Trustee (the “Second Supplemental Indenture” and, together with the Original Indenture and the First Supplemental Indenture, the “Indenture”);

WHEREAS, pursuant to Section 901 of the Original Indenture, the Issuer, the Guarantors and the Trustee may, without the consent of the Holders, amend certain provisions of the Indenture to correct any provision in the Indenture which may be defective or inconsistent with any other provision therein; and

WHEREAS, the Issuer, the Guarantors and the Trustee have duly authorized the execution and delivery of this instrument to amend the Indenture as set forth herein and have done all things necessary to make this instrument a valid agreement of the parties hereto, in accordance with its terms.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Notes, the Issuer, the Guarantors and the Trustee agree as follows:

ARTICLE ONE

DEFINITIONS

Section 1.1        Definitions. Capitalized terms used in this instrument and not otherwise defined herein shall have the meanings assigned to such terms in the Original Indenture, the First Supplemental Indenture or the Second Supplemental Indenture.

ARTICLE TWO

AMENDMENT TO THE INDENTURE

Section 2.1        Amendment of Section 2.10. Section 2.10 of the First Supplemental Indenture is hereby amended by deleting the number “7.9214” from the last row of the second column of the table setting forth the Share Price and number of Additional Shares to be received per $1,000 principal amount of the Notes and replacing it with “2.0596”.

ARTICLE THREE

MISCELLANEOUS

Section 3.1        Relation to Original Indenture. This Third Supplemental Indenture supplements the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, and shall be a part and subject to all the terms thereof. Except as supplemented hereby, all of the terms, provisions and conditions of the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, and the Securities issued thereunder shall continue in full force and effect.

Section 3.2         Concerning the Trustee. The Trustee shall not be responsible for any recital herein (other than as they appear and as they apply to the Trustee) as such recitals shall be taken as statements of the Issuer and the Parent Guarantor, or the validity of the execution by the Issuer or the Parent Guarantor of this Third Supplemental Indenture. The Trustee makes no representations as to the validity or sufficiency of this instrument.

Section 3.3        Effect of Headings. The Article and Section headings herein are for convenience of reference only and shall not affect the construction hereof.

Section 3.4         Counterparts. This instrument may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

Section 3.5        Governing Law. This instrument shall be governed by and construed in accordance with the laws of the State of New York.

[signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first above written.

THE LEXINGTON MASTER LIMITED PARTNERSHIP, a Delaware limited partnership,

as Issuer of the Notes

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

LEXINGTON REALTY TRUST,

as Parent Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

LEPERCQ CORPORATE INCOME FUND L.P.,

a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

LEPERCQ CORPORATE INCOME FUND II L.P.,

a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

3

NET 3 ACQUISITION L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lex GP-1 Trust, its general partner, a Delaware statutory trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

ACQUIPORT LSL GP LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEX GP-1 TRUST,

as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEX LP-1 TRUST,

as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

4

LEXINGTON BCBS L.L.C., a South Carolina limited liability company, as a Subsidiary Guarantor

By:	Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON CARROLLTON MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON CHELMSFORD MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON CONTRIBUTIONS INC., a Delaware corporation, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON DOVER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

5

LEXINGTON FORT STREET TRUST, a New York grantor trust, as a Subsidiary Guarantor

By:  Lexington Fort Street Trustee LLC, its trustee, a Delaware limited liability company

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON FOXBORO I LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON FOXBORO II LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON HIGH POINT MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON LOS ANGELES MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

6

LEXINGTON MILLINGTON MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON MINNEAPOLIS LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	Lepercq Corporate Income Fund L.P., its managing member, a Delaware limited partnership
By:	Lex GP-1 Trust, its sole general partner, a Delaware statutory trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON MULTI-STATE HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LXP Multi-State Holdings Manager LLC, its sole general partner, a Delaware limited liability company
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

7

LEXINGTON OC LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	Lepercq Corporate Income Fund II L.P., its managing member, a Delaware limited partnership
By:	Lex GP-1 Trust, its sole general partner, a Delaware statutory trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

LEXINGTON OLIVE BRANCH LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By: Lexington Olive Branch Manager LLC, its managing member, a Delaware limited liability company

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON OLIVE BRANCH MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON REALTY ADVISORS, INC., a Delaware corporation, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

8

LEXINGTON SOUTHFIELD LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON TENNESSEE HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By: Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

LEXINGTON TEXAS HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By: LXP Texas Holdings Manager LLC, its sole general partner, a Delaware limited liability company

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON TIC OK HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By: Lexington TIC OK LLC, its sole general partner, a Delaware limited liability company

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

9

LEXINGTON TOYS II TRUST, a New York grantor trust, as a Subsidiary Guarantor

By:	Lexington Toy Trustee LLC, its trustee, a Delaware limited liability company
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON WALLINGFORD MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON WAXAHACHIE L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lexington Waxahachie Manager LLC, its sole general partner, a Delaware limited liability company
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON WAXAHACHIE MANAGER LLC, its sole general partner, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

10

LXP GP, LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LXP I TRUST, a Delaware statutory trust, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LXP II, INC., a Delaware corporation, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LXP I, L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LXP I Trust, its sole general partner, a Delaware statutory trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LXP II, L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LXP II Inc., its sole general partner, a Delaware corporation
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

11

LXP ISS HOLDINGS L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LXP ISS Manager LLC, its sole general partner, a Delaware limited liability company
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LXP MEMORIAL L.L.C., a Delaware limited liability company, as a Subsidiary Guarantor

By:	Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

LXP REALTY INCOME FUND L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	LXP RIF Manager LLC, its sole general partner, a Delaware limited liability company
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership, as a Subsidiary Guarantor

By:	Lepercq Corporate Income Fund II L.P., its sole general partner, a Delaware limited partnership
By:	Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

12

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

SAVANNAH WATERFRONT HOTEL LLC, a Georgia limited liability company, as a Subsidiary Guarantor

By:	Lepercq Corporate Income Fund L.P., its managing member, a Delaware limited partnership
By:	Lex GP-1 Trust, its sole general partner, a Delaware statutory trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

UNION HILLS ASSOCIATES, an Arizona general partnership, as a Subsidiary Guarantor

By:	Union Hills Associates II, its managing general partner, an Arizona general partnership
By:	Lexington Realty Trust, its managing general partner, a Maryland statutory real estate investment trust
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

UNION HILLS ASSOCIATES II, its managing general partner, an Arizona general partnership, as a Subsidiary Guarantor

By:	Lexington Realty Trust, its managing general partner, a Maryland statutory real estate investment trust

13

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: Chief Executive Officer

LEXINGTON COLLIERVILLE L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lexington Colliverville Manager LLC, its general partner, a Delaware limited liability company
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON COLLIERVILLE MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON WESTPORT MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON SUGARLAND MANAGER LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LEXINGTON EURO HOLDINGS LTD., a Delaware corporation, as a Subsidiary Guarantor

14

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

LXP ADVISORY LLC, a Delaware limited liability company, as a Subsidiary Guarantor

By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

WESTPORT VIEW CORPORATE CENTER L.P., a Delaware limited partnership, as a Subsidiary Guarantor

By:	Lexington Westport Manager LLC, its general partner, a Delaware limited liability company
By:	/s/ T. Wilson Eglin

Name: T. Wilson Eglin

Title: President

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:	/s/ Paul J. Schmalzel

Name: Paul J. Schmalzel

Title: Vice President